Acquisition of the Washington Electric Utility from PacifiCorp Q4 2025 Earnings Conference Call PORTLAND GENERAL ELECTRIC February 17, 2026 Exhibit 99.2

Cautionary statement Information Current as of February 17, 2026 Except as expressly noted, the information in this presentation is current as of February 17, 2026 – the date on which PGE filed its Annual Report on Form 10-K for the year ended December 31, 2025 - and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-Looking Statement Statements in this press release that relate to future plans, objectives, expectations, performance, events and the like may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent our estimates and assumptions as of the date of this report, and the Company assumes no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors. Investors should not rely unduly on any forward-looking statements. Forward-looking statements include statements, other than statements of historical or current fact, regarding the Company's earnings guidance (including all the assumptions and expectations upon which such guidance is based), the Company’s proposed purchase of electric utility operations and certain assets in Washington state from PacifiCorp (the “Acquisition”), the Company’s financing plans for the Acquisition, the timing of the closing of the Acquisition, and the realization of anticipated benefits of the Acquisition, as well as other statements containing words such as "anticipates," "assumptions," "believes," "continue,” "could," "estimates," "expects," "expected," "forecast," "goals," "guidance,” "intends," “may,” "plans," "predicts," “proposed,” "seeks," "should," well-positioned to execute,” "will," “working to,” or similar expressions. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Such risks, uncertainties and other factors include, without limitation: the timing or outcome of various legal and regulatory actions; closing of the Acquisition being delayed or not occurring at all due to regulatory approvals not being obtained or other closing conditions not being fulfilled; opposition of the Acquisition from special interest groups; the Acquisition may encounter unanticipated delays or be postponed or canceled due to the occurrence of any event, change or other circumstance or condition that could give rise to the delay or termination of the Acquisition; the ability of the Company and Manulife Investment Management to obtain financing and remain invested in the acquired business; successful integration of the acquired business and the Company’s ability to achieve the anticipated benefits of the Acquisition within the expected timeframe; the acquired assets not performing as expected; the Company assuming unexpected risks, liabilities and obligations of the acquired assets; significant transaction costs associated with the Acquisition; the risk that disruptions from the Acquisition will harm the businesses, including current plans and operations; the ability to retain and/or hire key personnel to successfully operate and integrate the acquired assets; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Acquisition; new or revised governmental policies, executive orders, legislative actions, and regulatory audits, investigations and actions; uncertainties associated with increased energy demand or significant accelerated growth in demand due to new data centers; general economic conditions; trade tariffs; rising inflation; volatility in interest rates; changes in the tax code and treatment of tax credits; risks and uncertainties related to current or future All-Source Request for Proposals; changing customer expectations and choices that may reduce customer demand; natural or human-caused disasters and other risks or events that disrupt PGE operations, damage PGE facilities and systems, cause the release of harmful materials, cause fires, and subject the Company to liability; ignitions caused by PGE assets or PGE’s ability to effectively implement a Public Safety Power Shutoffs (PSPS) and de-energize its system in the event of heightened wildfire risk or implement effective system hardening programs; impacts from legislative action on wildfire-related liability; operational factors affecting the Company's power generating and battery storage facilities; default or nonperformance on the part of any parties from whom PGE purchases fuel, capacity or energy; complications arising from PGE’s jointly-owned plant; delays in the supply chain and increased supply costs; failure to complete capital projects on schedule or within budget; failure to obtain permits necessary to operate the business; PGE’s ability to complete negotiations on contracts for capital projects; failure of counterparties to perform under agreements for capital projects; abandonment of capital projects; volatility in wholesale power and natural gas prices; changes in the availability and price of wholesale power and fuels; changes in capital market conditions; future laws, regulations and proceedings that could increase the Company’s costs of operating its thermal generating plants; changes in, and compliance with, and general uncertainty surrounding environmental laws and policies; the effects of climate change, whether global or local in nature; changes in customer growth or demographic patterns; changes in the Company's or Manulife Investment Management credit ratings, any of which could impact cost of capital and access to capital markets to support requirements for funding the Acquisition, working capital, construction of capital projects, repayments of maturing debt, and stock-based compensation plans; the effectiveness of PGE's risk management policies and procedures; cybersecurity attacks, data security breaches, physical attacks and security breaches, or other malicious acts internally or to third parties; reputational damage from negative publicity, protests, fines, penalties and other negative consequences; employee workforce factors, including potential strikes, work stoppages, transitions in senior management, and the ability to recruit and retain key employees and other talent and turnover; failure to achieve the Company's greenhouse gas emission goals or being perceived to have either failed to act responsibly with respect to the environment or effectively responded to legislative requirements concerning greenhouse gas emission reductions; acts of war, terrorism or civil disruption; and those risks, uncertainties, and other factors identified in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the United States Securities and Exchange Commission (SEC)and available through the EDGAR system free-of-charge on the SEC's website, www.sec.gov and on the Company's website, investors.portlandgeneral.com.

Today’s presenters Maria Pope, President and CEO Joe Trpik, Senior Vice President of Finance and CFO

Expands PGE’s operations into Central and Southeastern Washington State PGE brings a track record of safe, reliable, affordable operations, wildfire risk mitigation and customer service Diversifies and enhances PGE’s regional growth opportunities driven by electricity demand and state policies EPS accretion expected in the first full year; Enhances PGE’s long-term EPS and dividend growth guidance of 5% to 7%; Supports strong, investment grade credit ratings at all entities Manulife Investment Management (“Manulife IM”), and its affiliate, John Hancock, a blue-chip infrastructure investor, will partner with PGE on the transaction Transaction is subject to customary regulatory approvals; Close expected 12 months after regulatory filing submission PGE to acquire PacifiCorp’s Washington electric utility for $1.9 billion in cash 100% regulated, vertically-integrated utility Approx. 140,000 customers, 800 MW of owned generation, 4,000 distribution miles, 500 miles of transmission Purchase price represents 1.4x 2026E rate base

Q4 2025 Earnings and Updates

$1.00(2) Q4 2025 Q4 2024 2025 2024 GAAP net income (in millions) $41 $39 $306 $313 GAAP diluted earnings per share (EPS) $0.36 $0.36 $2.77 $3.01 Non-GAAP adjusted diluted earnings per share(2) $0.47 NA $3.05 $3.14 The amount and timing of dividends payable and the dividend policy are at the sole discretion of the Portland General Electric Board of Directors and, if declared and paid, dividends may be in amounts that are less than projected PGE believes that excluding the effects of the business transformation and optimization expenses in 2025 and previously disclosed January 2024 storm costs provides a meaningful representation of the Company’s comparative earnings and reflects the present operating financial performance (see appendix for important information about non-GAAP measures) Quarterly values may not sum to annual totals due to rounding Return on average equity calculated using GAAP net income 2025 financial results $1.21(2) $0.36 $0.69 $0.90 2024 Accounting ROE(4) 8.8% 2024 GAAP Diluted EPS $3.01 2024 Non-GAAP Diluted EPS $3.14 2025 Accounting ROE(4) 7.7% $0.56 $0.66(2) $0.94 $0.47(2) $0.36 2025 GAAP Diluted EPS $2.77 2025 Non-GAAP Diluted EPS $3.05 2025 Load Growth Year-over-year load growth of 4.7%, weather adjusted Residential up 0.4% Commercial up 0.2% Industrial up 14.1% Year-over-year load growth of 3.8%, inclusive of weather impacts Reaffirming Long-term EPS growth of 5% to 7% using the mid-point of original 2024 adjusted earnings guidance of $3.08 per share 5% to 7% long-term dividend growth (1) Long-term load growth of 3%, through 2030 Includes ($0.17) impact of unprecedented warm weather in Q4 2025

Advancing strategic priorities Investable Energy Future for the Pacific Northwest Updating our corporate structure and aligning legislative and regulatory policies Customer Growth Customer Affordability Supporting the region’s economic development, including data center and high-tech growth Working to keep customer prices as low as possible while serving safe, reliable power Clean  Energy Investing in customer-driven clean energy goals and advancing state policy Risk Management Reducing risk through operational execution, system hardening and wildfire preparation, mitigation and policy

Capturing high-tech and data center demand



OREGON
WASHINGTON
26
Columbia River
84
Sandy River
Portland
Willamette River
Clackamas River
Salem
I-5
Core metro service area
I-5 corridor
'Silicon Forest' high tech cluster

Semiconductor and **data centers** companies with operations in PGE's service territory:

- Intel
- Lam Research
- Analog Devices
- Microchip Technologies
- Digital Realty Trust
- QTS
- **Stack***
- **Aligned***
- **EdgeConnex***
- On Semi
- Jireh
- Siltronic
- Tektronix
- Qorvo
- Adobe
- Comcast
- **Flexential***
- **NTT Global***

Firm growth driven by diverse technology customers



Large Load Pipeline(1)
~10% CAGR and growing
2025 - 2030
Cumulative Megawatts
1,300
1,200
1,100
1,000
900
800
700
600
500
400
300
200
100
-
2025: 803
2026: 865 / 100
2027: 912 / 172
2028: 953 / 210
2029: 998 / 258
2030: 1,015 / 306
Current Operational Facilities
Under Construction

430 MW

Executed contracts with five data center customers for nearly 430 MW, continuing to serve our customers and the growing demand in our service area. PGE also has **1.7 GW** of additional incremental large load requests through 2028 and 2032

Legislation passed in 2025 (the POWER Act) and subsequent regulatory filing (OPUC docket **UM 2377**) establishes new data center customer class, provides contracting flexibility and works to **support residential and small business customer affordability**

Creates regulatory clarity and enables margin expansion from PGE's highest growth customer class

* New or incremental contracted amounts since the third quarter of 2025

(1) As of January 31, 2026

8

2024 GAAP EPS Note: Dollar values are earnings per diluted share (1): Includes ($0.06) from increased property taxes and ($0.07) from other miscellaneous items Net variable power costs Retail revenue 2025 GAAP EPS Other(1) 2025 Non-GAAP EPS 2025 earnings bridge D&A & financing Business transformation & optimization O&M 2024 Non-GAAP EPS Includes ($0.17) impact of unprecedented warm weather in Q4 2025 2024 January Storm

Investment opportunity from RFPs

2023 RFP[1]

Biglow Optimization

- 125 MW solar & 125 MW BESS
- Full PGE ownership
- Total investment of ~$540 million, supported by tax credits
- Expected to be in service by the end of 2027

Wheatridge Expansion

- 240 MW solar & 125 MW BESS
- Hybrid ownership– PGE owns 175 MW
- Total investment of ~$490 million, supported by tax credits
- Expected to be in service by the end of 2027



Wheatridge

2025 RFP[1]

- Launched to address continued resource needs
- Incorporating additional requirements for tax credit eligibility, supply chain risks, and cost implications

Q1'26 ✓	Q2/Q3'26	Q4'26	2030
Submitted final shortlist to OPUC, containing **~5 GWs** of renewable and non-emitting capacity projects	Proceeding to negotiations, expecting to successfully procure **~2,500 MW**	Execution of final contracts	Projects expected in-service by the end of 2030

(1) Timelines subject to change depending on the quantity and complexity of bids received, should circumstances require, and regulatory processes

10

Note: Dollar values in millions. Capital expenditures exclude allowance for funds used during construction. These are projections based on assumptions of future investment. Actual amounts expended will depend on various factors, including, but not limited to, siting, permitting, tariffs and supply chain constraints, and may differ materially from the amounts reflected in this capital expenditure forecast 2023 RFP project amounts are presented gross of federal tax credits Reliability and resiliency investments Capital expenditures forecast (1) Values above do not include potential capital expenditures for the WA Utility or for future RFP cycles

Liquidity and financing

Stable, investment grade credit ratings and strong cash flow metrics

Total Liquidity: $954 million
as of December 31, 2025


Cash $76
Letters of Credit $128
Credit Facilities $750

dollars in millions

Ratings	S&P	Moody's
Senior Unsecured	BBB+	A3
Outlook	Stable	Stable
2025 Credit Metric[1]	17.3% FFO	19.6% CFO pre WC

Expected 2026 debt financings (dollars in millions)	Q1	Q2	Q3	Q4
Long-term debt	$350			

Estimated equity financings	2026	2027
Base equity	~$300 million	~$50 million
2023 RFP equity	~$350 million	
Equity for future RFP ownership	Financed in line with 50/50 capital structure, net of tax credit monetization	

ATM Program

- Entering into a new $500 million ATM facility to support base and RFP ownership equity needs

Estimated financing above does not include potential impacts of proposed corporate structure updates or financing for the WA Utility

(1) Metrics are estimated as of 12/31/2025

12

2026 Guidance Reaffirming 5% to 7% long-term EPS growth, using the mid-point of original 2024 adjusted earnings guidance of $3.08 per share 5% to 7% long-term dividend growth Long-term load growth of 3%, through 2030 Initiating full-year 2026 adjusted earnings guidance of $3.33 to $3.53 per diluted share An increase in energy deliveries between 2.5% and 3.5%, weather adjusted Execution of power cost and financing plans and operating cost controls Normal temperatures in its utility service area Hydro conditions for the year that reflect current estimates Wind generation based on five years of historical levels or forecast studies when historical data is not available Normal thermal plant operations Operating and maintenance expense between $820 million and $840 million which includes approximately $155 million of expenses that are offset in other income statement lines and $15 million of business transformation and optimization expenses Depreciation and amortization expense between $560 million and $580 million Effective tax rate of 15% to 20% Cash from operations of $1,000 to $1,200 million Capital expenditures of $1,655 million Average construction work in progress balance of $850 million 2026 guidance is based on the following assumptions: Guidance and assumptions above do not include potential impacts of proposed corporate structure updates or WA Utility transaction

Acquisition of the Washington Electric Utility from PacifiCorp

An attractive neighboring utility

Service Area



Power Plants
Electric Service Area
Operating Transmission Lines
Seattle
Yakima
Kennewick
Walla Walla
Lewiston
Marengo I/II
Wind Farm
234 MW
Chehalis
Natural Gas Plant
477 MW
Goodnoe Hills
Wind Farm
94 MW

Summary Metrics

Customers	~140,000
Service Area	~2,700 square miles
2026E Rate Base	~$1.4 billion
Authorized Return on Equity	9.5% (1)
Authorized Equity Layer	50% (1)
Transmission Miles	~500 miles
Distribution Miles	~4,000 miles
Generation Capacity	~800 MW

Washington Regulatory Construct

Multiyear rate plans (MYRP)

Power & gas cost adjustment mechanisms

Clean energy policy and regulation supported by Clean Energy Transformation Act (CETA)

(1) As imputed per the final order for the rate case UE-230172 with service date of March 19,2024

15

Strategic rationale Regulated Operations with Attractive Washington Utility Scale, Investment and Customer Growth Benefits for Customers Shareholder Value Builds on existing operations in Washington since 2014 at the Tucannon River Wind Farm WA utilities benefit from constructive regulation, including multi-year rate plans Adds scale in the Pacific Northwest with $9 billion of combined rate base Adds investment opportunities in system resilience, transmission and clean energy Potential for incremental industrial and large customer growth PGE brings strong financial position and track record of operational performance PGE is committed to investing in infrastructure, technology and service enhancements Accretion expected in the first full year while enhancing PGE’s long-term EPS and dividend growth Supportive of strong, investment grade credit ratings Partnership with Manulife IM optimizes transaction financing and adds new source of capital 16

Expanding PGE's regional footprint

PGE's acquisition of the WA Utility will enhance scale, diversify Pacific Northwest presence and broaden future rate base investment

Service Areas and Key Assets



PGE and WA Utility Power Plants and Batteries
PGE and WA Utility Electric Service Area
PGE and WA Utility Operating Transmission Lines
City
Seattle
Bellevue
Tacoma
Spokane
Yakima
Kennewick
Walla Walla
Vancouver
Hillsboro
Portland
Gresham
Salem
Eugene
Pacific Ocean
Columbia River
Snake River
Willamette River
Clackamas River
WA
OR

Illustrative Rate Base Growth[1]



($ Billions)
$7.0
7.0
$7.5
$ 7.5
$8.0
$ 8.0
$10.6
$ 1.4
$ 9.2
$12.1
$ 1.4
$ 10.7
$13.7
$ 1.8
$ 11.9
$15.6
$ 2.5
$ 13.1
2024
2025
2026E
2027E
2028E
2029E
2030E
PGE
WA Utility

PGE Avg CWIP	$0.9	$1.0	$1.0	$1.1	$1.1

Key Company Metrics

	Customers	Tx miles	Dx Miles	Rate Base (2026E)	Employees	Generation Capacity
Total	1.1million	2,130	33,350	$9bn	3,020	4.4 GW
% Increase vs PGE[2]	*+15%*	*+22%*	*+14%*	*+18%*	*+5%*	*+22%*

(1) Amounts presented are for illustrative purposes and represent potential average rate base values assuming PGE's existing capital forecast. 50% ownership of available MWs in future RFPs in OR and WA
(2) Comparisons calculated as of December 31, 2025

17

Structure of transaction

Transaction Description

- PacifiCorp, a subsidiary of Berkshire Hathaway Energy, is a regulated electric utility serving customers in portions of UT, OR, WY, WA, ID and CA
- PGE has agreed to acquire select PacifiCorp utility assets serving in WA
- Regulatory approvals required in all Portland General and PacifiCorp jurisdictions and from FERC
- Upon closing, PGE and Manulife IM will form a joint venture to own the regulated utility in WA, which PGE will operate
- Closing expected to occur following an approximately 12 month regulatory approval process

Illustrative Pro Forma Structure[1]


PGE
Shareholders
PGE
HoldCo (2)
Manulife IM
49%
100%
100%
51%
PGE
Oregon
PGE
Transmission Co
WA
Utility

PGE's Proposed Corporate Structure Update

- In July 2025, PGE proposed a corporate structure update that would form a Holding Company and create Portland General Transmission[2]
- If the Holding Company is approved, the Washington Utility will become a subsidiary of HoldCo[3] at closing

(1) Structure shown for illustrative purposes, actual corporate structure may differ upon closing of the transaction.
(2) PGE's proposed corporate structure update (docket UM 2385) includes a target final order date of June 25, 2026. Management cannot predict the outcome of the proceeding and all items are subject to OPUC approval.
(3) The successful completion of the transaction is not dependent on the establishment of a Holding Company. Without Holding Company formation, transaction would result in the creation of an operating subsidiary that consolidates to the Portland General Electric operating company

18

Financing plan for transaction

Expected Financing Plan

- PGE obtained commitments for the $1.9B purchase price, including a bridge from Barclays and J.P. Morgan and commitment from Manulife IM
- PGE expects to utilize a combination of permanent financing sources, including:
  - ~$600 million equity contribution from Manulife IM
  - ~$600 million raised at HoldCo[(3)]
  - ~$700 million secured debt at WA Utility

Illustrative Pro Forma Structure and Financing [(1)]



PGE Shareholders
$600 million
PGE HoldCo(2)
Manulife IM
$600 million
49%
100%
100%
51%
PGE Oregon Operating Co
PGE Transmission Co
WA Utility
$700 million

All entities are expected to have strong investment grade credit ratings

(1) Structure shown for illustrative purposes, actual corporate structure may differ upon closing of the transaction.
(2) PGE's proposed corporate structure update (docket UM 2385) includes a target final order date of June 25, 2026. Management cannot predict the outcome of the proceeding and all items are subject to OPUC approval.
(3) The successful completion of the transaction is not dependent on the establishment of a Holding Company. Without Holding Company formation, necessary financing would occur at the PGE Oregon Operating Company utilizing a combination of debt, equity or equity content securities.

19

Joint Venture agreement for WA Utility Manulife Investment Management Overview Summary of Partnership Agreement Ownership 51% PGE 49% Manulife IM WA Utility Board Seats PGE holds majority 5 seats total Management & Operations PGE Manulife IM, and its affiliate, John Hancock, is a leading direct investor with $21B1 of capital under management in U.S. private infrastructure 25-year history investing in infrastructure assets with strong strategic partners Previously made investments in partnership with Dominion Energy, Duke Energy and Exelon (Constellation) Owns minority stakes in two regulated electric utilities, Cleco (LA) and Duquesne Light (PA) Partnership with Manulife IM optimizes transaction financing, supports sustained investment in the acquired business and enables long-term financing flexibility Value of Partnership Reduces PGE equity needs Preserves PGE’s strong balance sheet Cost efficient source of capital Supports investment and growth opportunities (1) Represents the fair market value of assets under management in USD, including third-party capital and the General Account, encompassing both direct and indirect funds, as of September 30, 2025.

Business integration and growth

1st Quartile Reliability(1)

1st Quartile Employee Safety(2)

Top 10 Customer Experience(3)

Since 2005, PGE has tripled utility rate base, adding 2.4 GW of generation and storage, 180K customers, while effectively leveraging federal tax credits to offset costs of renewables

Recent PGE Growth Projects		
Project Name	**Capacity/Size**	**Date in Service**
Constable, Sundial, Seaside BESS	475 MW	2024 & 2025
Clearwater Wind	311 MW	2023
Wheatridge Wind/Solar/BESS	380 MW	2020

Portland General Electric Integrated Operations Center



Opened in 2022 with $200M+ Investment in Critical Energy Management Functions

PGE is Well-Positioned to Smoothly Integrate the WA Utility

- The WA Utility's 140 employees are vital to the integration and go-forward operations
- Functions housed in the Integrated Operations Center support seamless operational integration and strong customer service:
  - Regional thermal and wind generation management
  - Sophisticated balancing authority and Western market capabilities
  - Advanced transmission and distribution operations
- Recent technology and system architecture updates (ERP, HR, procurement) are configured to allow for additional business operations to be efficiently added
- Experienced leadership team with history of transaction integrations and multi-jurisdiction subsidiary management

(1) IEEE/EEI Quartile reliability performance for SAIDI (outage duration) and SAIFI (outage frequency)
(2) EEI Quartile safety performance for Total Recordable Incident Rate (TRIR) and Days Away, Restricted or Transferred (DART)
(3) Utility ranking in Forrester's The US Customer Experience Index 2021-2025

21

Rooted in our strategic priorities Investable Energy Future for the Pacific Northwest Customer Growth Customer Affordability Clean Energy Risk Management

Appendix

Washington regulatory construct Multiyear rate plans (MYRP): 2021 legislation drove reform of the regulatory framework to incorporate MYRPs of 2-4 years, and performance-based ratemaking; the reforms enhance earnings stability and reduce filing frequency Fuel cost recovery: power cost adjustment mechanisms allow utilities to true-up actual fuel and market costs, limiting exposure to price volatility Purchased power cost recovery: ensures utilities can recover market purchases and PPA costs needed to meet load, supporting stable margins (includes deadband + sharing mechanisms) Return adders for distributed generation investments and energy efficiency: financial incentive for utilities to invest in local energy projects or help customers use energy more efficiently Securitization for early thermal retirements: enables low-cost financing of undepreciated coal/thermal plant balances, lowering stranded-cost risk and customer impacts Securitization for costs related to disasters or emergencies: helps utilities appropriately manage costs from unexpected natural disasters 24 Washington Utilities and Transportation Commission (WUTC) is a three-member commission appointed by Washington’s Governor and confirmed by the state senate for 6-year terms General rate cases utilize historical test year Washington regulatory framework for utilities has been modernized in recent years and includes a number of supportive provisions      

This presentation contains certain non-GAAP measures, such as adjusted earnings, adjusted EPS and adjusted earnings guidance. These non-GAAP financial measures exclude significant items that are generally not related to our ongoing business activities, are infrequent in nature, or both. PGE believes that excluding the effects of these items provides an alternative measure of the Company’s comparative earnings per share and enables investors to evaluate the Company’s operating financial performance trends, exclusive of items that are not normally associated with ongoing operations. Management utilizes non-GAAP measures to assess the Company’s current and forecasted performance, and for communications with shareholders, analysts and investors. Non-GAAP financial measures are supplementary information that should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Items in the periods presented, which PGE believes impact the comparability of comparative earnings and do not represent ongoing operating financial performance, include the following: 2025: Business transformation and optimization expenses, including strategic advisory, workforce realignment and corporate structure update costs 2024: Non-deferrable Reliability Contingency Event (RCE) costs resulting from the January 2024 winter storm Due to the forward-looking nature of PGE’s non-GAAP adjusted earnings guidance, and the inherently unpredictable nature of items and events which could lead to the recognition of non-GAAP adjustments (such as, but not limited to, regulatory disallowances or extreme weather events), management is unable to estimate the occurrence or value of specific items requiring adjustment for future periods, which could potentially impact the Company’s GAAP earnings. Therefore, management cannot provide a reconciliation of non-GAAP adjusted earnings per share guidance to the most comparable GAAP financial measure without unreasonable effort. For the same reasons, management is unable to address the probable significance of unavailable information. PGE’s reconciliation of non-GAAP earnings for the three months ended June 30, 2025, the three months ended September 30, 2025, the three months ended December 31, 2025, the year ended December 31, 2025, the three months ended March 31, 2024 and the year ended December 31, 2024 are on the following slide. Non-GAAP financial measures

Non-GAAP Earnings Reconciliation for the three months ended March 31, 2024 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the three months ended March 31, 2024 $109 $1.08 Exclusion of January 2024 storm costs 19 0.18 Tax effect (1)  (5) (0.05) Non-GAAP as reported for the three months ended March 31, 2024 $123 $1.21 Non-GAAP financial measures Tax effects were determined based on the Company’s full-year blended federal and state statutory tax rate Non-GAAP Earnings Reconciliation for the year ended December 31, 2024 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the year ended December 31, 2024 $313 $3.01 Exclusion of January 2024 storm costs 19 0.18 Tax effect (1)  (5) (0.05) Non-GAAP as reported for the year ended December 31, 2024 $327 $3.14 Non-GAAP Earnings Reconciliation for the three months ended June 30, 2025 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the three months ended June 30, 2025 $62 $0.56 Exclusion of business transformation and optimization expenses 15 0.14 Tax effect (1)  (4) (0.04) Non-GAAP as reported for the three months ended June 30, 2025 $73 $0.66 Non-GAAP Earnings Reconciliation for the three months ended December 31, 2025 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the three months ended December 31, 2025 $41 $0.36 Exclusion of business transformation and optimization expenses 17 0.15 Tax effect (1) (5) (0.04) Non-GAAP as reported for the three months ended December 31, 2025 $53 $0.47 Non-GAAP Earnings Reconciliation for the three months ended September 30, 2025 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the three months ended September 30, 2025 $103 $0.94 Exclusion of business transformation and optimization expenses 10 0.09 Tax effect (1) (3) (0.03) Non-GAAP as reported for the three months ended September 30, 2025 $110 $1.00 Non-GAAP Earnings Reconciliation for the year ended December 31, 2025 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the year ended December 31, 2025 $306 $2.77 Exclusion of business transformation and optimization expenses 42 0.38 Tax effect (1)  (12) (0.10) Non-GAAP as reported for the year ended December 31, 2025 $336 $3.05